                                                                    EXHIBIT 10.1

                        REGISTRATION RIGHTS AGREEMENT



                            DATED AS OF MAY 25, 2001

                                      AMONG

                             SIGNALSOFT CORPORATION

                                     AND THE

                                     HOLDERS

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of May 25, 2001, is between SIGNALSOFT CORPORATION, a Delaware corporation (the "CORPORATION"), and the persons and entities listed on Schedule A attached hereto (collectively "HOLDERS").

         WHEREAS, concurrently with the execution of this Agreement, Holders have acquired shares of common stock, $.001 par value (the "COMMON STOCK"), of the Corporation in a transaction consummated pursuant to two forms of Share Purchase Agreements of even date herewith among such Holders (the "ACQUISITION AGREEMENTS") and the Corporation, and Holders desire to set forth the rights of the Holders and obligations of the Corporation in connection with public offerings and sales of the Common Stock, as a condition to and in connection with the Acquisition Agreements;

         NOW, THEREFORE, in consideration of the foregoing and the covenants, agreements, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

SECTION 1.        CERTAIN DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" means with respect to any Person, (i) a spouse, parent, sibling or descendant of such Person or a trust created for the benefit of any of the foregoing and (ii) any other Person that Controls, or is Controlled by or is under common Control with, such Person. The term "control" (including the correlative terms "controlling", "controlled by" and "under common control with") means, with respect to any Person, the possession or ownership, directly or indirectly, of (i) the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) ten percent (10%) or more of any equity securities of a Person.

                  "Commission" means the United States Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Information" shall have the meaning set forth in Section
4(g).

                  "Inspectors" shall have the meaning set forth in Section 4(g).

                  "Person" shall be construed broadly and shall include without limitation an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity.

                  "Records" shall have the meaning set forth in Section 4(g).

                  "Registrable Shares" means at any time, with respect to any Stockholder, all shares of Common Stock then held by such Stockholder that were issued pursuant to the Acquisition Agreements as Consideration Shares (as defined in the Acquisition Agreements) and any shares of Common Stock issued in respect of such shares pursuant to any stock split, stock dividend, recapitalization or similar event, which in any case have not previously been sold to the public pursuant to (x) an effective Registration Statement under the Securities Act, (y) Rule 144 or (z) Regulation S, or otherwise eligible for sale to the public in the United States without regard to volume limitations under Rule 144(k) or Regulation S.

                  "Registration Statement" means a registration statement under the Securities Act, on a form promulgated thereunder, together with such other registrations and filings under other securities laws that are customary with respect to a public offering of securities.

                  "Regulation S" means Regulation S promulgated under the Securities Act or any successor regulation or rules thereto.

                  "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Stockholders" shall mean Holders, and any successors or assigns of Holders, holding Registrable Shares to whom these registration rights have been transferred pursuant to Section 11 hereof.

                  "Stockholders' Counsel" shall have the meaning set forth in
Section 4(b).

SECTION 2.        PIGGYBACK REGISTRATION.

         If the Corporation, at any time during which Registrable Shares are held by Stockholders, proposes for any reason to register Common Stock under the Securities Act (other than a registration on Form S-4 or S-8 (or similar or successor forms) or relating solely to the sale of securities to participants in a Corporation stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities (collectively,

"Non-Covered Registrations")), it shall give written notice to all the Stockholders of its intention to so register such Common Stock at least thirty
(30) days before the initial filing of the Registration Statement therefor. Upon the written request of any Stockholder delivered to the Corporation within thirty (30) days after delivery of any such notice by the Corporation, specifying the number of Registrable Shares proposed to be included in such registration and stating that such Stockholder desires to sell such Registrable Shares, the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the registration is for a firm commitment underwritten offering and the managing underwriter advises the Corporation and such Shareholders in writing that the inclusion of all such Registrable Shares would interfere with the successful marketing (including pricing) of the shares proposed to be included in the registration by other parties (including, without limitation, the Corporation), then the number of Registrable Shares and other shares of Common Stock to be included in such registration (other than shares to be registered and sold by the Corporation for its own account) shall be reduced pro rata in accordance with the respective numbers of shares proposed to be registered and sold by the respective holders thereof (with the holders of other shares of Common Stock to be included in such registration being reduced in accordance with the terms and conditions of their respective registration rights agreement). If the Stockholders are so limited, however, Registrable Shares may not, without the requesting Stockholder's consent, in any event be reduced below eight percent (8%) of the total amount of securities included in such offering.

SECTION 3.        REGISTRATION PROCEDURES.

         If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

         (a) use its best efforts to prepare and file a Registration Statement that registers such Registrable Shares and to cause such Registration Statement to become and remain effective for a period of two (2) years or (if earlier) until all of such Registrable Shares have been disposed of or such shares otherwise cease (other than due to the effectiveness of such Registration Statement) to be Registrable Shares;

         (b) furnish (at least five business days before filing with respect to the original filing and one business day with respect to the filing of any amendments, supplements or Rule 424 prospectuses) a Registration Statement that registers such Registrable Shares, a prospectus relating thereto and any amendments or supplements relating to such Registration Statement or prospectus, to one counsel selected by the participating Stockholders (the "STOCKHOLDERS' COUNSEL"), copies of all such documents proposed to be filed (it being understood that such business-day periods need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Stockholders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

         (c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least a period of two (2) years or (if earlier) until all of such Registrable Shares have been disposed of or such shares otherwise cease to be Registrable Shares and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

         (d) notify Stockholders' Counsel in writing (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such Registration Statement or prospectus or any amendment or supplement thereto, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or prospectus or any amendment or supplement thereto, or the initiation or threatening of any proceeding for that purpose, and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purposes;

         (e) without limiting subsection (d) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other United States federal and state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Stockholders holding such Registrable Shares to consummate the disposition of such Registrable Shares in the intended manner;

         (f) notify the Stockholders holding such Registrable Shares on a timely basis, at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 4, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Stockholders, prepare and furnish to such Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (g) subject to the execution of confidentiality agreements in form and substance reasonably satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the Stockholders holding such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Stockholders or underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "INFORMATION") reasonably requested by any such Inspector in connection with such Registration Statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement or related prospectus, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or other regulatory authority of competent jurisdiction, or (iii) such Information has been made generally available to the public;

         (h) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

         (i) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

         (j) provide a transfer agent and registrar (which may be the same entity) for such Registrable Shares;

         (k) use its best efforts to list such Registrable Shares on the Nasdaq National Market or any United States national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not so listed, use its best efforts to qualify such Registrable Shares for listing or quotation on such other securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

         (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of twelve (12) months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

         (m) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

         Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in (f) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
(f) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice. The Corporation may delay or suspend the effectiveness of any Registration Statement, for a period of up to ninety (90) consecutive days, if it gives written notice to the Stockholders, at the time of such request, that (A) the Corporation is engaged, or has fixed plans to engage within ninety (90) days (evidenced by the Board of Directors having deliberated on and approved such plans), in a firm commitment underwritten public offering of Common Stock in which Stockholders may include Registrable Shares pursuant to Section 2, or (B) such registration would materially and adversely interfere with a material transaction involving the Corporation that has been approved by the Board of Directors.

SECTION 4.        EXPENSES.

         All expenses (other than stock transfer fees (including, without limitation, the cost of all transfer tax stamps), underwriting discounts and commissions and similar fees relating to the distribution of the Registrable Shares) incurred by the Corporation in complying with Section 3, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with United States state securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants, and reasonable fees and expenses of the Stockholders' Counsel, shall be paid by the Corporation.

SECTION 5.        INDEMNIFICATION.

         (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares, and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act (each a "CORPORATION INDEMNIFIED PERSON") against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse each Corporation Indemnified Person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said Registration Statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished by such holder of Registrable Shares or their counsel to the Corporation or such underwriter specifically for use in connection with the preparation of such Registration Statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus that was eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act or otherwise), such indemnity agreement shall not inure to the benefit of any Stockholder, underwriter, broker or other person acting on behalf of holders of the Registrable Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final prospectus had been made available to such Stockholder, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such asserting person with or prior to the written confirmation of the sale of such Registrable Shares to such asserting person.

         (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares including such Registrable Shares in such registration shall severally, and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 5) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such Registration Statement, each person acting on behalf of the Corporation, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares, and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement in such Registration Statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement was made in reliance upon and in conformity with written information furnished by such holder of Registrable Shares or their counsel to the Corporation or such underwriter specifically for use in connection with the preparation of such Registration Statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 5, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (except to the extent such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this Section 5. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 5, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice), and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 5. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for similarly situated indemnified parties with respect to such claim.

         (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements, omissions or actions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission or any other action upon which the loss, claim, damage, liability or action is based. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

SECTION 6.        UNDERWRITING AGREEMENT.

         Notwithstanding the provisions of Section 3, Section 4 and Section 5, to the extent that any Stockholders selling Registrable Shares shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such

Sections, the provisions contained in such agreement addressing such issue or issues shall control as to such Stockholders.

SECTION 7.        OBLIGATIONS OF STOCKHOLDERS.

         The Corporation's obligations under this Agreement to a Stockholder shall be conditioned upon such Stockholder's compliance with the following:

         (a) such Stockholder shall cooperate with the Corporation in connection with the preparation of the Registration Statement, and for so long as the Corporation is obligated to keep the Registration Statement effective, such Stockholder will provide to the Corporation, in writing, for use in the Registration Statement, such information regarding such Stockholder and the Registrable Shares held by such Stockholder as shall be required to effect the registration of such Stockholder's Registrable Shares and to maintain the currency and effectiveness thereof;

         (b) if such Stockholder's Registrable Shares are being included in an underwritten public offering, such Stockholder shall enter into such agreements with the Corporation and with the underwriters containing representations, warranties, indemnities and agreements as are in each case customarily entered into and made by selling stockholders, and will cause its counsel to give any legal opinions customarily given, in secondary distributions under similar circumstances;

         (c) during such time as such Stockholder may be engaged in a distribution of the Registrable Shares, such Stockholder will comply with all applicable securities laws;

         (d) other than in the case of an underwritten public offering, such Stockholder will advise the Corporation in writing of the dates on which such Stockholder sold shares, the number of such shares sold, the terms and the manner of sale (including, to the extent applicable, the purchase price, the name of any underwriter, agent or broker-dealer to or through whom such distribution was made, and the amount of any selling commissions or other items constituting compensation to such underwriter, agent or broker-dealer) and the number of shares of Common Stock that will be owned beneficially by such Stockholder after giving effect to such sale.

SECTION 8.        EXCHANGE ACT COMPLIANCE.

         The Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the resale of the Registrable Shares by the Stockholders. The Corporation shall cooperate with the Stockholders in supplying such information as may be necessary for the Stockholders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

SECTION 9.        NO CONFLICT OF RIGHTS; BEST REGISTRATION RIGHTS

         (a) The Corporation represents and warrants to the Stockholders that the registration rights granted to the Stockholders hereby do not conflict with any other registration rights granted by the Corporation. The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

         (b) If, on or before the first anniversary of the date of this Agreement, the Corporation grants to any person with respect to any security issued by the Corporation or any of its Subsidiaries registration rights (other than with respect to Non-Covered Registrations or as contemplated by the proviso set forth in Section 14 hereof) that provide for terms that are in any manner (with respect to such registration rights) more favorable to the holder of such registration rights than the terms granted to the Holders (or if the Corporation amends or waives any provision of any agreement providing registration rights (other than with respect to Non-Covered Registrations or as contemplated by the proviso set forth in Section 14 hereof) of others or takes any other action whatsoever to provide for terms (with respect to such registration rights) that are more favorable to other holders than the terms provided to the Holders) then this Agreement shall immediately be deemed amended to provide the Holders of Registrable Shares with any (or all) of such more favorable terms as the Holders of Registrable Securities shall elect to include herein.

SECTION 10.       SUCCESSORS AND ASSIGNS.

         This Agreement shall bind and inure to the benefit of the Corporation and the Holders and, subject to Section 11, the respective successors and assigns of the Corporation and the Holders.

SECTION 11.       ASSIGNMENT.

         Each Holder may assign its rights hereunder to (i) any Affiliate of such Holder, or (ii) any purchaser or transferee who acquires (after written notice to the Corporation) at least 10,000 Registrable Shares (or, if less, all of such Stockholder's Registrable Shares) from the Stockholder; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Stockholder pursuant to this Agreement, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of a Holder herein and had originally been a party hereto.

SECTION 12.       ENTIRE AGREEMENT; TERMINATION OF PRIOR AGREEMENTS.

         This Agreement contains the entire agreement among the Holders and the Corporation with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto, all of which are hereby automatically terminated in their entirety and of no further force or effect, without any action by the parties thereto.

SECTION 13.       NOTICES.

         All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to the Corporation, to:

                                    SignalSoft Corporation
                                    1495 Canyon Boulevard
                                    Boulder, Colorado  80302
                                    Attention:  David Hose
                                    Telecopy:  (303) 381-3001

                           with a copy to:

                                    Holme Roberts & Owen LLP
                                    90 South Cascade Ave., Suite 1300
                                    Colorado Springs, Colorado 80903
                                    Attention:  J. Gregory Holloway, Esq.
                                    Telecopy:  (719) 633-1518

                  (ii) if to a Holder, to the address for such Holder set forth on Schedule A hereto, with a copy to:

                                    Kilpatrick Stockton LLP
                                    1100 Peachtree Street
                                    Atlanta, Georgia  30309-4530
                                    Attention:  W. Benjamin Barkley, Esq.
                                    Telecopy:  (404) 815-6555

         All notices, consents, requests, and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) on the date delivered in person, (b) on the first date indicated on the return receipt if mailed postage prepaid, by certified or registered U.S. Mail, with return receipt requested, (c) on the date transmitted by facsimile, if sent by 5:00 P.M., Eastern Time, and confirmation of receipt thereof is reflected or obtained, or (d) if sent by Federal Express or other nationally recognized overnight courier service or overnight express U.S. Mail, with service charges or postage prepaid, then on the next business day after delivery to the courier service or U.S. Mail (in time for and specifying next day delivery).

SECTION 14.       MODIFICATIONS; AMENDMENTS; WAIVERS.

         The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and the holders of fifty-one percent (51%) or more of the Registrable Shares; provided, however, that this Agreement shall be automatically amended to include as Holders those shareholders of mobilePosition AB who, after executing one of the Acquisition Agreements and transferring all of their shares in mobile Position to the Corporation or its affiliate in accordance with the terms of the Acquisition Agreements, obtains Consideration Shares (as defined in the Acquisition Agreements) .

SECTION 15.       COUNTERPARTS; FACSIMILE SIGNATURES.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable at the Closing (as defined in the Acquisition Agreements) if the originally executed counterpart is delivered within a reasonable period thereafter.

SECTION 16.       HEADINGS.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

SECTION 17.       SEVERABILITY.

         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 18.       GOVERNING LAW.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (without regard to principles of conflicts of laws).

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                                          SIGNALSOFT CORPORATION


                                          By:
                                             ----------------------------------
                                          Name:
                                             ----------------------------------
                                          Title:
                                              ---------------------------------


                                          -----------------------
                                              Hagge Rilegard



                                          -----------------------
                                              Tomas Ekerborn



                                          -----------------------
                                              Lars Bystrom



                                          EUROPEAN DIGITAL PARTNERS LTD



                                          -----------------------
                                              Bengt Myhrman



                                          QINO FLAGSHIP LTD



                                          -----------------------
                                              Gerald Horhan

                 Signature Page - Registration Rights Agreement

                                          ALPHA VENTURE CAPITAL FUND
                                          MANAGEMENT S.A.



                                          -----------------------
                                              Johann G. Johannesson



                                          DELPHI PRIVATE PLACEMENT SWEDEN AB



                                          -----------------------
                                              Hagge Rilegard
                                              by proxy


                                          DELPHI PRIVATE PLACEMENT GROUP AB



                                          -----------------------
                                              Hagge Rilegard
                                              by proxy


                                          EUROPEAN MEDIA VENTURES AS



                                          -----------------------
                                              Patrik von Schenk



                                          All other Holders listed on Schedule A
                                          represented by


                                          -----------------------
                                              Hagge Rilegard
                                              by proxy




                Signature Page -- Registration Rights Agreement